UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 21, 2010

THE L.S. STARRETT COMPANY
(Exact name of registrant as specified in its charter)

Massachusetts	1-367	04-1866480
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 CRESCENT STREET, ATHOL, MASSACHUSETTS  01331
(Address of principal executive offices) (Zip Code)

Registrant's telephone number:
978-249-3551

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 2.02	Results of Operation and Financial Conditions

On September 21, 2010, The L. S. Starrett Company announced its fourth quarter and fiscal 2010 results.  Included in the press release is the term “free cash flow” which is a non GAAP term.  The Company defines “free cash flow” as net cash provided by operating activities less additions to plant and equipment.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.  This information is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

ITEM 9.01 Exhibit No. 99.1	Financial Statements and Exhibits Description Press Release of The L. S. Starrett Company, dated September 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE L.S. STARRETT COMPANY

Dated: September 21, 2010	By: /s/ Francis J. O’Brien
Name: Francis J. O’Brien Title: Chief Financial Officer